2Q 2026 Earnings Results &
Supplemental Information of CNX Resources

TABLE OF CONTENTS:	Page:

Production Volumes and Activity Summary........................................................................................................................	2

Hedge Volumes and Pricing…...........................................................................................................................................	3

Gas Hedging Gain/Loss Projections and Actuals..............................................................................................................	4

Consolidated Statements of Income..................................................................................................................................	5

Consolidated Balance Sheets............................................................................................................................................	6

Consolidated Statements of Cash Flows….......................................................................................................................	7

Market Mix and Natural Gas Price Reconciliation…..........................................................................................................	8

Price and Cost Data (Per Mcfe).........................................................................................................................................	9

Guidance…........................................................................................................................................................................	10

Definitions..........................................................................................................................................................................	11

Sales of Natural Gas, NGL and Oil, including Cash Settlements and Natural Gas, NGL and Oil Production Costs.........	12

Quarterly Adjusted EBITDAX and Adjusted Net Income....................................................................................................	13

Operating Margin...............................................................................................................................................................	14

Cash Operating Margin......................................................................................................................................................	15

Net Debt and Adjusted EBITDAX TTM..............................................................................................................................	16

Free Cash Flow..................................................................................................................................................................	17

Risk Factors.......................................................................................................................................................................	18

NOTE: Please note that CNX is unable to provide a reconciliation of non-GAAP projected financial results contained in this presentation, including the non-GAAP measures referenced above, to their respective comparable financial measure calculated in accordance with GAAP. This is due to our inability to calculate the comparable GAAP projected metrics, including operating income, net cash provided by operating activities and total production costs, given the unknown effect, timing, and potential significance of certain income statement items.

PRODUCTION VOLUMES

GAS		Q2-2026	Q1-2026	Q4-2025	Q3-2025	Q2-2025
Shale Sales Volumes (Bcf)		126.5	129.8	130.5	139.2	146.9
CBM Sales Volumes (Bcf)		9.7	9.1	9.4	9.7	9.4
Other Sales Volumes (Bcf)		0.1	0.1	0.1	0.1	—

LIQUIDS*
NGLs Sales Volumes (Bcfe)		14.8	13.1	12.1	12.0	11.1
Oil and Condensate Sales Volumes (Bcfe)		0.4	0.3	0.2	0.3	0.2

TOTAL (Bcfe)		151.5	152.4	152.3	161.3	167.6

Average Daily Production (MMcfe)		1,664.8	1,693.0	1,654.8	1,753.3	1,841.8

* NGLs, Oil and Condensate are converted to Mcfe at the rate of one barrel equals six Mcf based upon the approximate relative energy content of oil and natural gas, which is not indicative of the relationship of oil, NGLs, condensate, and natural gas prices.

Q2 2026 ACTIVITY SUMMARY		TD	Frac	TIL	Average Lateral Length(1)	Rigs at Period End
SWPA	Marcellus	—	6	5	20,880	—
	Utica	—	—	—	—	—

CPA	Marcellus	—	—	—	—	—
	Utica	2	—	—	—	1

Total		2	6	5		1

(1) Measured in lateral feet from perforation to perforation.

NATURAL GAS HEDGE VOLUMES AND PRICING(1)

	Q3 2026	2026	2027	2028
NYMEX Hedges
Volumes (Bcf)	90.0	357.0	259.8	128.8
Average Prices ($/Mcf)	$3.51	$3.54	$4.16	$4.01

Physical Fixed Price Sales and Index Hedges
Volumes (Bcf)	26.0	103.6	140.6	38.9
Average Prices ($/Mcf)	$2.65	$2.64	$3.31	$3.11
Total Volumes Hedged (Bcf)(2)	116.0	460.5	400.4	167.6

NYMEX + Basis (fully-covered volumes)(3)
Volumes (Bcf)	111.6	446.5	400.4	167.6
Average Prices ($/Mcf)	$2.71	$2.73	$3.31	$3.23

NYMEX Hedges Exposed to Basis
Volumes (Bcf)	4.39	14.0	-	-
Average Prices ($/Mcf)	$3.51	$3.54	-	-
Total Volumes Hedged (Bcf)(2)	116.0	460.5	400.4	167.6

Estimated Conversion Factor(4)	1.063	1.061	1.064	1.059

(1) Hedge positions as of 7/15/2026.
(2) Excludes basis hedges in excess of NYMEX hedges of 1.9 Bcf and 56.9 Bcf for 2027 and 2028, respectively.
(3) Includes the impact of NYMEX and basis-only hedges as well as physical sales agreements.
(4) To convert Bcf to TBtu, multiply by conversion factor; to convert $/Mcf to $/MMBtu, divide by conversion factor.

HEDGING GAIN/LOSS PROJECTIONS
	Q3 2026				CY2026				CY2027

	Hedged Volumes	Wtd. Avg.	Average	Forecasted	Hedged Volumes	Wtd. Avg.	Average	Forecasted	Hedged Volumes	Wtd. Avg.	Average	Forecasted
($/MMBtu)	(000 MMBtu)	Hedged Price	Forward Market(1)	Gain/(Loss)(2) ($ in 000s)	(000 MMBtu)	Hedged Price	Forward Market(1)	Gain/(Loss)(2) ($ in 000s)	(000 MMBtu)	Hedged Price	Forward Market(1)	Gain/(Loss)(2) ($ in 000s)
NYMEX	95,680	$3.30	$3.01	$27,495	378,670	$3.34	$3.55	($71,779)	276,488	$3.91	$3.33	$160,661

Index	27,600	$2.49	$2.22	$7,323	109,500	$2.49	$2.86	($40,194)	149,650	$3.11	$2.67	$65,582

Basis:
Eastern Gas-South (DOM)	27,600	($0.88)	($0.87)	($416)	110,060	($0.88)	($0.76)	($11,563)	89,425	($0.95)	($0.74)	($18,192)
TCO Pool (TCO)	12,190	($0.74)	($0.74)	($47)	48,643	($0.74)	($0.59)	($6,141)	62,050	($0.75)	($0.58)	($10,812)
Michcon (NMC)	8,280	($0.19)	($0.40)	$1,749	32,850	($0.19)	($0.34)	$4,849	7,300	($0.21)	($0.33)	$849
TETCO M3 (TMT)	—	—	($0.73)	—	—	—	$0.45	—	—	—	$0.50	—
TETCO M2 (BM2)	26,910	($1.01)	($0.85)	($4,119)	106,763	($1.01)	($0.72)	($30,666)	71,775	($1.01)	($0.68)	($24,096)
STA 165 (TSD)	—	—	($0.75)	—	—	—	$0.18	—	3,650	$0.52	$0.67	($492)
Total Financial Basis Hedges	74,980			($2,833)	298,315			($43,520)	234,200			($52,743)

Total Projected Realized Gain / (Loss)				$31,985				($155,493)				$173,500

Note: Forward market prices, hedged volumes, and hedge prices are as of 7/15/2026. Anticipated hedging activity is not included in projections.
(1) July 2026 prices are settled.
(2) Forecasted Gain/(Loss) amounts are based on sum of current monthly hedge positions vs. strip.

Actual Change in Derivatives
(Dollars in millions)	Q2 2026	Q1 2026	Q4-2025	Q3-2025	Q2-2025
Realized Gain (Loss)	$45	($222)	($58)	$22	($35)
Unrealized Gain	131	226	130	110	456
Gain on Commodity Derivative Instruments	$176	$4	$72	$132	$421

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)
Dollars in thousands, except per share data
Revenue and Other Operating Income:	Q2-2026	Q1-2026	Q4-2025	Q3-2025	Q2-2025
Natural Gas, NGL and Oil Revenue	$389,435	$722,044	$476,615	$400,990	$485,029
Gain on Commodity Derivative Instruments	176,336	3,981	72,065	131,695	421,121
Purchased Gas Revenue	12,456	12,687	14,365	9,026	10,408
Other Revenue and Operating Income	40,257	47,942	47,439	42,129	45,864
Total Revenue and Other Operating Income	618,484	786,654	610,484	583,840	962,422
Costs and Expenses:
Operating Expense
Lease Operating Expense	21,262	21,770	20,700	27,127	26,256
Transportation, Gathering and Compression	103,223	102,401	93,939	97,053	96,953
Production, Ad Valorem, and Other Fees	6,546	8,789	6,534	7,725	9,668
Depreciation, Depletion and Amortization	136,232	134,613	145,134	149,323	152,595
Exploration and Production Related Other Costs	2,750	4,177	5,008	1,656	1,770
Purchased Gas Costs	12,249	12,253	13,581	8,455	9,402
Selling, General, and Administrative Costs	33,837	32,245	41,846	30,375	29,068
Other Operating Expense (Income)	24,611	(4,622)	14,640	19,178	21,014
Total Operating Expense	340,710	311,626	341,382	340,892	346,726
Other Expense (Income)
Other Expense	1,183	509	4,288	1,752	3,729
Loss (Gain) on Asset Sales and Abandonments, net	626	(6,365)	(2,410)	(67,460)	(17,715)
Loss on Debt Extinguishment	—	12,009	842	—	—
Interest Expense	39,023	40,470	41,975	42,964	44,041
Total Other Expense (Income)	40,832	46,623	44,695	(22,744)	30,055
Total Costs and Expenses	381,542	358,249	386,077	318,148	376,781
Earnings Before Income Tax	236,942	428,405	224,407	265,692	585,641
Income Tax Expense	33,999	80,258	28,154	63,589	153,120
Net Income	$202,943	$348,147	$196,253	$202,103	$432,521

Earnings per Share
Basic	$1.37	$2.45	$1.45	$1.45	$3.02
Diluted	$1.32	$2.18	$1.28	$1.21	$2.53

Weighted-Average Shares Outstanding	Q2-2026	Q1-2026	Q4-2025	Q3-2025	Q2-2025
Weighted-Average Shares of Common Stock Outstanding	148,155,232	142,202,197	135,514,779	139,251,482	143,429,950
Effect of Diluted Shares	5,806,041	18,086,409	19,021,107	28,333,716	28,316,646
Weighted-Average Diluted Shares of Common Stock Outstanding	153,961,273	160,288,606	154,535,886	167,585,198	171,746,596

CONSOLIDATED BALANCE SHEETS

(Unaudited)
Dollars in thousands	30-Jun-26	31-Mar-26	31-Dec-25	30-Sep-25	30-Jun-25
ASSETS
Current Assets:
Cash and Cash Equivalents	$6,162	$3,748	$779	$4,735	$3,391
Restricted Cash	2,428	2,428	12,685	10,168	10,072
Accounts and Notes Receivable
Trade, net	163,835	209,523	264,658	141,264	180,152
Other Receivables, net	25,771	27,928	61,249	56,596	37,166
Supplies Inventories	32,509	30,108	26,201	30,822	39,318
Derivative Instruments	220,712	164,572	106,068	100,076	107,401
Prepaid Expenses	19,938	20,025	18,697	17,234	16,725
Total Current Assets	471,355	458,332	490,337	360,895	394,225
Property, Plant and Equipment:
Property, Plant and Equipment	14,380,988	14,222,717	14,057,224	13,839,517	13,771,249
Less—Accumulated Depreciation, Depletion and Amortization	6,442,893	6,310,588	6,193,871	6,054,758	5,912,645
Total Property, Plant and Equipment—Net	7,938,095	7,912,129	7,863,353	7,784,759	7,858,604
Other Non-Current Assets:
Operating Lease Right-of-Use Assets	126,593	137,987	150,310	167,893	91,546
Derivative Instruments	165,543	184,261	134,396	118,387	167,561
Goodwill	323,314	323,314	323,314	323,314	323,314
Other Intangible Assets	54,057	55,695	57,333	58,971	60,609
Restricted Cash	—	—	—	2,430	2,428
Other Non-Current Assets	57,942	59,465	75,403	87,469	89,580
Total Other Non-Current Assets	727,449	760,722	740,756	758,464	735,038
TOTAL ASSETS	$9,136,899	$9,131,183	$9,094,446	$8,904,118	$8,987,867
LIABILITIES AND EQUITY
Current Liabilities:
Accounts Payable	$179,800	$162,043	$158,811	$110,649	$120,019
Derivative Instruments	174,882	244,321	377,945	316,729	403,112
Current Portion of Finance Lease Obligations	5,110	5,106	5,095	5,080	4,338
Current Portion of Long-Term Debt	—	208,437	208,095	329,378	328,837
Current Portion of Operating Lease Obligations	46,792	47,486	48,453	48,140	47,819
Other Accrued Liabilities	251,308	260,356	325,976	255,313	293,558
Total Current Liabilities	657,892	927,749	1,124,375	1,065,289	1,197,683
Non-Current Liabilities:
Long-Term Debt	2,223,745	2,158,416	2,213,264	2,247,199	2,286,855
Finance Lease Obligations	22,437	23,716	24,991	26,209	19,229
Operating Lease Obligations	82,024	93,438	104,955	122,477	46,424
Derivative Instruments	78,928	107,944	158,368	251,206	342,613
Deferred Income Taxes	969,080	936,137	857,367	836,354	761,490
Asset Retirement Obligations	165,693	163,692	163,051	124,460	125,504
Other Non-Current Liabilities	93,291	93,511	111,059	115,351	115,356
Total Non-Current Liabilities	3,635,198	3,576,854	3,633,055	3,723,256	3,697,471
TOTAL LIABILITIES	4,293,090	4,504,603	4,757,430	4,788,545	4,895,154
Stockholders' Equity:
Common Stock	1,491	1,420	1,427	1,360	1,420
Capital in Excess of Par Value	2,526,486	2,356,077	2,357,039	2,254,021	2,298,970
Preferred Stock	—	—	—	—	—
Retained Earnings	2,321,367	2,274,690	1,984,229	1,865,695	1,797,896
Accumulated Other Comprehensive Loss	(5,535)	(5,607)	(5,679)	(5,503)	(5,573)
TOTAL STOCKHOLDERS' EQUITY	4,843,809	4,626,580	4,337,016	4,115,573	4,092,713
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$9,136,899	$9,131,183	$9,094,446	$8,904,118	$8,987,867

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)
Dollars in thousands
Cash Flows from Operating Activities:	Q2-2026	Q1-2026	Q4-2025	Q3-2025	Q2-2025
Net Income	$202,943	$348,147	$196,253	$202,103	$432,521
Depreciation, Depletion and Amortization	136,232	134,613	145,134	149,323	152,595
Amortization of Deferred Financing Costs	2,202	2,500	2,650	2,713	2,701
Stock-Based Compensation	5,825	5,685	4,614	5,165	5,084
Loss (Gain) on Asset Sales and Abandonments, net	626	(6,365)	(2,410)	(67,460)	(17,715)
Loss on Debt Extinguishment	—	12,009	842	—	—
Gain on Commodity Derivative Instruments	(176,336)	(3,981)	(72,065)	(131,695)	(421,121)
Net Cash Received (Paid) in Settlement of Commodity Derivative Instruments	40,459	(288,435)	18,441	10,405	(84,097)
Deferred Income Taxes	32,916	78,743	21,070	74,838	156,938
Other	645	463	(4)	1,351	(605)
Changes in Operating Assets:
Accounts and Notes Receivable	47,530	62,958	(115,678)	39,266	81,874
Supplies Inventories	(2,401)	(3,907)	4,621	8,496	(11,727)
Prepaid Expenses	87	(1,329)	(1,463)	(509)	1,042
Changes in Other Assets	(229)	14,932	(350)	(291)	(103)
Changes in Operating Liabilities:
Accounts Payable	(4,409)	(9,444)	39,583	(17,917)	(13,453)
Accrued Interest	20,802	(25,451)	20,452	(21,309)	20,335
Other Operating Liabilities	(27,239)	(26,162)	39,258	(20,769)	(24,184)
Changes in Other Liabilities	(135)	(17,463)	(3,900)	51	2,407
Net Cash Provided by Operating Activities	279,518	277,513	297,048	233,761	282,492

Cash Flows from Investing Activities:
Capital Expenditures	(142,000)	(169,906)	(174,414)	(75,544)	(113,565)
Proceeds from Asset Sales	367	32,428	2,449	67,793	20,783
Investments in Equity Affiliates	—	(565)	7,322	—	(2,140)
Apex Acquisition (Net of Cash Acquired)	—	(10,255)	—	—	—
Net Cash Used in Investing Activities	(141,633)	(148,298)	(164,643)	(7,751)	(94,922)

Cash Flows from Financing Activities:
Payments on Long-Term Notes	—	(507,965)	—	—	—
Proceeds from CNXM Revolving Credit Facility Borrowings	69,450	134,650	86,300	72,500	88,175
Repayments of CNXM Revolving Credit Facility Borrowings	(84,450)	(62,400)	(74,050)	(74,000)	(88,875)
Proceeds from CNX Revolving Credit Facility Borrowings	522,900	496,450	352,500	436,350	365,300
Repayments of CNX Revolving Credit Facility Borrowings	(443,550)	(620,150)	(399,750)	(475,550)	(431,900)
Proceeds from Issuance of CNX Senior Notes	—	500,000	—	—	—
Payments on Other Debt	(1,152)	(1,265)	(1,375)	(1,181)	(948)
Proceeds from Issuance of Common Stock	1,745	1,506	1,108	56	110
Shares Withheld for Taxes	—	(15,216)	(167)	(348)	(406)
Purchases of Common Stock	(200,399)	(54,039)	(100,335)	(182,374)	(115,714)
Debt Issuance and Financing Fees	(15)	(8,074)	(505)	(21)	(308)
Net Cash Used in Financing Activities	(135,471)	(136,503)	(136,274)	(224,568)	(184,566)
Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	2,414	(7,288)	(3,869)	1,442	3,004
Cash, Cash Equivalents and Restricted Cash at Beginning of Period	6,176	13,464	17,333	15,891	12,887
Cash, Cash Equivalents and Restricted Cash at End of Period	$8,590	$6,176	$13,464	$17,333	$15,891

MARKET MIX AND NATURAL GAS PRICE RECONCILIATION
	2026E
	Gas Sold (%)(1)	Basis(2)
Eastern Gas-South	27%	($0.76)
ETNG Mainline	4%	$0.58
TCO Pool	23%	($0.65)
TETCO ELA & WLA	2%	($0.55)
TETCO M3	1%	$0.73
TETCO M2	27%	($0.75)
Michcon	7%	($0.36)
Physical basis sales	9%	($0.31)
Weighted Average Basis	100%	($0.59)

NYMEX		$3.55
Weighted Average Basis (Not considering hedging)		($0.59)
Realized Price (per MMBtu)		$2.96
Conversion Factor (MMBtu/Mcf)		1.061
Realized Price Before Financial Hedging (per Mcf)		$3.14

(1) Individual market percentages exclude physical basis sales, which are shown separately.
(2) Reflects actual realized basis for six months ended June 30; July - December forward market basis prices as of 7/15/2026.

PRICE AND COST DATA (PER MCFE) - NON-GAAP
	Q2-2026	Q1-2026	Q4-2025	Q3-2025	Q2-2025
Average Sales Price - Natural Gas	$2.40	$4.74	$3.12	$2.43	$2.84
Average Gain (Loss) on Natural Gas Commodity Derivative Instruments - Cash Settlement	$0.33	($1.59)	($0.42)	$0.15	($0.23)
Average Sales Price - Oil and Condensate*	$12.29	$9.68	$8.83	$9.49	$8.74
Average Sales Price - NGLs*	$3.90	$4.59	$3.15	$3.04	$3.58

Average Sales Price of Natural Gas, NGL and Oil, including Cash Settlement	$2.87	$3.28	$2.75	$2.62	$2.68

Lease Operating Expense (LOE)	$0.14	$0.14	$0.14	$0.17	$0.16
Production, Ad Valorem, and Other Fees	$0.05	$0.06	$0.04	$0.05	$0.05
Transportation, Gathering and Compression	$0.68	$0.67	$0.62	$0.60	$0.58
Depreciation, Depletion and Amortization (DD&A)	$0.86	$0.85	$0.92	$0.89	$0.88
Total Natural Gas, NGL and Oil Production Costs	$1.73	$1.72	$1.72	$1.71	$1.67

Total Natural Gas, NGL and Oil Production Cash Costs, before DD&A	$0.87	$0.87	$0.80	$0.82	$0.79
Natural Gas, NGL and Oil Production Cash Margin, before DD&A	$2.00	$2.41	$1.95	$1.80	$1.89

Fully Burdened Cash Costs, before DD&A(1)	$1.19	$0.95	$1.11	$1.09	$1.05
Fully Burdened Cash Margin, before DD&A	$1.68	$2.33	$1.64	$1.53	$1.63

Note: "Total Natural Gas, NGL and Oil Production Costs" excludes Selling, General, and Administration and Other Operating Expenses.
*NGLs, Oil, and Condensate are converted to Mcfe at the rate of one barrel equals six Mcf based upon the approximate relative energy content of oil and natural gas, which is not indicative of the relationship of oil, NGLs, condensate, and natural gas prices.
(1) Fully burdened cash costs include production cash costs, selling, general and administrative (SG&A) cash costs, other operating cash expense, other cash expense (income), other revenue and operating income, and cash interest expense.
Q2 2026, Q1 2026, Q4 2025, Q3 2025 and Q2 2025 total fully burdened cash costs exclude a (gain)/loss on asset sales of $0.00 per Mcfe, ($0.04) per Mcfe, ($0.02) per Mcfe,($0.42) per Mcfe and ($0.11) per Mcfe, respectively. Q2 2026, Q1 2026, Q4 2025, Q3 2025 and Q2 2025 exclude unrealized losses on interest rate swaps and noncash amortization of $0.01 per Mcfe, $0.02 per Mcfe, $0.02 per Mcfe, $0.02 per Mcfe and $0.02 per Mcfe, respectively. Q2 2026, Q1 2026, Q4 2025, Q3 2025 and Q2 2025, exclude loss on debt extinguishment and inventory adjustments of $0.00 per Mcfe, $0.08 per Mcfe, $0.01 per Mcfe, $0.00 per Mcfe and $0.00 per Mcfe, respectively.

Natural Gas Price Reconciliation	Q2-2026	Q1-2026	Q4-2025	Q3-2025	Q2-2025
NYMEX Natural Gas ($/MMBtu)	$2.90	$5.04	$3.55	$3.07	$3.44
Average Differential	(0.62)	(0.55)	(0.62)	(0.77)	(0.76)
BTU Conversion (MMBtu/Mcf)*	0.12	0.25	0.19	0.12	0.15
Average Gain (Loss) on Natural Gas Commodity Derivative Instruments - Cash Settlement	0.33	(1.59)	(0.42)	0.15	(0.23)
Realized Natural Gas Price per Mcf	$2.73	$3.15	$2.70	$2.57	$2.61
*Conversion factor	1.05	1.06	1.07	1.05	1.06

GUIDANCE
	PREVIOUS			UPDATED
($ in millions)	2026E			2026E
	Low		High	Low		High
Production Volumes (Bcfe)	605	-	620	605	-	620
% Liquids	~7%	-	~8%	~7%	-	~8%
% of Natural Gas Hedged	81%			81%

Prices on Open Volumes(1)
Natural Gas NYMEX ($/MMBtu)	$3.64			3.55
Natural Gas Differential ($/MMBtu)	($0.64)			($0.59)
NGL Realized Price ($/Bbl)	~$24.75			~$24.60

($ in millions)
Adjusted EBITDAX(2)	$1,265	-	$1,315	$1,265	-	$1,315

Capital Expenditures
Drilling & Completions (D&C)	$390	-	$410	$390	-	$410
Non-D&C	$150	-	$160	$150	-	$160
Base Capital Expenditures	$540	-	$570	$540	-	$570
Utica Shale rights payment	$16	-	$16	$16	-	$16
Total Capital Expenditures	556	-	586	556	-	586

Environmental Attributes Sales Free Cash Flow (FCF) Impact(2)	~$70			~$80

Free Cash Flow (FCF)(2)(3)	~$525			~$525
FCF Per Share(2)(3)(4)	~$3.41			~$3.55

(1) Forward market prices for 2026 guidance as of 7/15/2026.
(2) Non-GAAP measures. See “Non-GAAP Financial Measures” for definitions.
(3) Guidance for FCF includes approximately $45 million in expected asset sales in 2026 and approximately $30 million from the sale of 45Z tax credits for remediation activities in 2025.
(4) Previous guidance for 2026 FCF per share based on shares outstanding of 141,477,594, as of 4/15/2026, plus 12.4 million net shares expected to be issued to settle the remaining CNX Convertible Notes. Updated guidance for 2026 FCF per share based on shares outstanding of 147,943,637, as of 7/15/2026.

2026E ACTIVITY SUMMARY		TIL	Average Lateral Length(1)
SWPA	Marcellus	24	13,750

CPA	Marcellus	3	7,880
	Utica	7	13,400

Total		34

(1) Measured in lateral feet from perforation to perforation.

Non-GAAP Measures (Definitions, Purpose, and Reconciliations)

CNX's management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful for investors in analyzing the company. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating CNX because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies.

Definitions: EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX is defined as EBITDAX after adjusting for the discrete items listed below. Although EBIT, EBITDAX, and adjusted EBITDAX are not measures of performance calculated in accordance with generally accepted accounting principles, management believes that they are useful to an investor in evaluating CNX Resources because they are widely used to evaluate a company's operating performance. We exclude stock-based compensation from adjusted EBITDAX because we do not believe it accurately reflects the actual operating expense incurred during the relevant period and may vary widely from period to period irrespective of operating results. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with generally accepted accounting principles. In addition, because all companies do not calculate EBIT, EBITDAX or adjusted EBITDAX identically, the presentation here may not be comparable to similarly titled measures of other companies. Sales of natural gas, NGL and oil, including cash settlements excludes the impacts of changes in the fair value of commodity derivative instruments prior to settlement, which are often volatile, and only includes the impact of settled commodity derivative instruments. Natural gas, NGL and oil production costs excludes certain expenses that are not directly related to CNX’s natural gas producing activities and are managed outside our production operations. Adjusted Net Income (Loss) is defined as net income after adjusting for the discrete items listed below as well as the tax effectiveness. Operating Margins are defined as adjusted EBIT divided by Total Revenue after adjusting for unrealized (gain) loss on commodity derivative instruments. Adjusted Trailing-Twelve-Months (TTM) EBITDAX is defined as EBITDAX over the trailing-twelve-months after adjusting for the discrete items listed below. Cash Operating Margins are defined as adjusted EBITDA divided by total Revenue after adjusting for unrealized (gain) loss on commodity derivative instruments. Net Debt is defined as total long-term debt minus cash, cash equivalents, and restricted cash. Adjusted Net Debt is defined as total long-term debt plus the historical impact of recent accounting pronouncement, minus cash, cash equivalents, and restricted cash. Free Cash Flow (FCF) is defined as net cash provided by operating activities minus capital expenditures plus proceeds from asset sales and minus investments in equity affiliates.

Reconciliations of EBIT, EBITDAX, adjusted EBITDAX, adjusted EBIT, adjusted EBITDA, sales of natural gas, NGL and oil, including cash settlements, natural gas, NGL and oil production costs, adjusted net income, operating margins, cash operating margins, net debt, adjusted net debt, adjusted TTM EBITDAX and FCF to the most directly comparable GAAP financial measures are as follows:

Non-GAAP Measures

Sales of Natural Gas, NGL and Oil, including cash settlements excludes the impacts of changes in the fair value of commodity derivative instruments prior to settlement, which are often volatile, and only includes the impact of settled commodity derivative instruments. Sales of Natural Gas, NGL and Oil, including cash settlements is a non-GAAP measure that excludes purchased gas revenue and other revenue and operating income, which are not directly related to CNX’s natural gas producing activities. Natural Gas, NGL and Oil Production Costs is a non-GAAP measure that excludes certain expenses that are not directly related to CNX’s natural gas producing activities and are managed outside our production operations (See Note 21 - Segment Information of the Notes to the Audited Consolidated Financial Statements in Item 8 of CNX's 2025 Annual Report on Form 10-K as filed with the SEC on February 10, 2026). These expenses include, but are not limited to, interest expense and other corporate expenses such as selling, general and administrative costs in the current periods presented.

(Dollars in millions)	Q2-2026	Q1-2026	Q4-2025	Q3-2025	Q2-2025
Total Revenue and Other Operating Income	$618	$787	$611	$584	$962
(Deduct):
Purchased Gas Revenue	(12)	(13)	(15)	(9)	(10)
Unrealized Gain on Commodity Derivative Instruments	(131)	(226)	(130)	(110)	(456)
Other Revenue and Operating Income	(40)	(48)	(47)	(42)	(46)
Sales of Natural Gas, NGL and Oil, including Cash Settlements, a Non-GAAP Financial Measure	$435	$500	$419	$423	$450

Total Operating Expense	$340	$312	$342	$341	$346
(Deduct) Add:
Depreciation, Depletion and Amortization (DD&A) - Corporate	(5)	(6)	(5)	(5)	(4)
Exploration and Production Related Other Costs	(3)	(4)	(5)	(2)	(2)
Purchased Gas Costs	(12)	(12)	(14)	(9)	(9)
Selling, General and Administrative Costs	(34)	(32)	(42)	(30)	(29)
Other Operating (Expense) Income	(24)	4	(15)	(19)	(21)
Natural Gas, NGL and Oil Production Costs, a Non-GAAP Financial Measure[1]	$262	$262	$261	$276	$281
1 Natural Gas, NGL and Oil production costs consists primarily of lease operating expense, production ad valorem and other fees, transportation, gathering and compression and production related depreciation, depletion and amortization.

Non-GAAP Measures

EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX is defined as EBITDAX after adjusting for the discrete items listed below.

(Dollars in millions)	Q2-2026	Q1-2026	Q4-2025	Q3-2025	Q2-2025
Net Income	$203	$348	$196	$202	$433
Interest Expense	39	41	42	43	43
Interest Income	—	—	—	—	(1)
Income Tax Expense	34	80	28	64	153
Earnings Before Interest & Taxes (EBIT)	276	469	266	309	628
Depreciation, Depletion & Amortization	136	135	145	149	153
Exploration Expense	3	4	5	2	2
Earnings Before Interest, Taxes, DD&A and Exploration (EBITDAX)	$415	$608	$416	$460	$783
Adjustments:
Unrealized Gain on Commodity Derivative Instruments	(131)	(226)	(130)	(110)	(456)
Gain on Non-Core Asset Sale	—	—	—	(57)	—
Stock-Based Compensation	6	6	5	5	5
Loss on Debt Extinguishment	—	12	1	—	—
Total Pre-tax Adjustments	(125)	(208)	(124)	(162)	(451)
Adjusted EBITDAX	$290	$400	$292	$298	$332

Adjusted Net Income is defined as net income after adjusting for the discrete items listed below as well as the related tax effect.

(Dollars in millions)	Q2-2026	Q1-2026	Q4-2025	Q3-2025	Q2-2025
Net Income from EBITDAX Reconciliation	$203	$348	$196	$202	$433
Adjustments:
Total Pre-tax Adjustments from EBITDAX Reconciliation	(125)	(208)	(124)	(162)	(451)
Tax Effect of Adjustments	32	53	31	42	119
Adjusted Net Income	$110	$193	$103	$82	$101

Non-GAAP Measures

Operating Margin: Adjusted EBIT divided by Total Revenue and Other Operating Income after adjusting for unrealized (gain) loss on commodity derivative instruments.

(Dollars in millions)	Q2-2026	Q1-2026	Q4-2025	Q3-2025	Q2-2025
Total Revenue and Other Operating Income	$618	$787	$611	$584	$962

Net Income	$203	$348	$196	$202	$433
Interest Expense	39	41	42	43	43
Interest Income	—	—	—	—	(1)
Income Tax Expense	34	80	28	64	153
Earnings Before Interest & Taxes (EBIT)	276	469	266	309	628
Depreciation, Depletion & Amortization	136	135	145	149	153
Earnings Before Interest, Taxes, DD&A (EBITDA)	$412	$604	$411	$458	$781
Adjustments:
Unrealized Gain on Commodity Derivative Instruments	($131)	($226)	($130)	($110)	($456)
Total Adjustments	($131)	($226)	($130)	($110)	($456)

Total Revenue and Other Operating Income Minus Unrealized Gain on Commodity Derivative Instruments	$487	$561	$481	$474	$506
Adjusted EBIT	$145	$243	$136	$199	$172
Operating Margin	30%	43%	28%	42%	34%

Non-GAAP Measures

Cash Operating Margin: Adjusted EBITDA divided by Total Revenue and Other Operating Income after adjusting for unrealized (gain) loss on commodity derivative instruments, stock-based compensation and the other discrete items listed below.

(Dollars in millions)	Q2-2026	Q1-2026	Q4-2025	Q3-2025	Q2-2025
Total Revenue and Other Operating Income	$618	$787	$611	$584	$962

Net Income	$203	$348	$196	$202	$433
Interest Expense	39	41	42	43	43
Interest Income	—	—	—	—	(1)
Income Tax Expense	34	80	28	64	153
Earnings Before Interest & Taxes (EBIT)	276	469	266	309	628
Depreciation, Depletion & Amortization	136	135	145	149	153
Earnings Before Interest, Taxes, DD&A (EBITDA)	$412	$604	$411	$458	$781
Adjustments:
Unrealized Gain on Commodity Derivative Instruments	$(131)	$(226)	$(130)	($110)	($456)
Gain on Non-Core Asset Sale	—	—	—	(57)	—
Stock-Based Compensation	6	6	5	5	5
Loss on Debt Extinguishment	—	12	1	—	—
Total Adjustments	($125)	($208)	($124)	($162)	($451)

Total Revenue and Other Operating Income Minus Unrealized Gain on Commodity Derivative Instruments	$487	$561	$481	$474	$506
Adjusted EBITDA	$287	$396	$287	$296	$330
Cash Operating Margin	59%	71%	60%	62%	65%

Non-GAAP Measures

Management uses net debt to determine the company's outstanding debt obligations that would not be readily satisfied by its cash, cash equivalents, and restricted cash on hand. Management believes that using net debt is useful to investors in determining the company's leverage ratio since the company could choose to use its cash, cash equivalents, and restricted cash to retire debt.

Net Debt: Total long-term debt minus cash, cash equivalents, and restricted cash.
Adjusted Net Debt: Total long-term debt, plus the historical impact of accounting pronouncement, minus cash, cash equivalents, and restricted cash.

(Dollars in millions)
Net Debt	30-Jun-26	31-Mar-26	31-Dec-25	31-Dec-24	31-Dec-23	31-Dec-22	31-Dec-21	31-Dec-20	30-Sep-20
Total Long-Term Debt (GAAP)(1)	$2,224	$2,367	$2,421	$2,166	$2,214	$2,206	$2,214	$2,424	$2,600
Less: Cash, Cash Equivalents, and Restricted Cash	9	6	13	55	—	21	4	22	156
Net Debt	$2,215	$2,361	$2,408	$2,111	$2,214	$2,185	$2,210	$2,402	$2,444
(1) Includes current portion

(Dollars in millions)
Adjusted Net Debt	30-Jun-26	31-Mar-26	31-Dec-25	31-Dec-24	31-Dec-23	31-Dec-22	31-Dec-21	31-Dec-20	30-Sep-20
Total Long-Term Debt (GAAP)(1)	$2,224	$2,367	$2,421	$2,166	$2,214	$2,206	$2,214	$2,424	$2,600
Plus: Impact of Recent Accounting Pronouncement(2)	—	—	—	—	—	—	82	98	101
Less: Cash, Cash Equivalents, and Restricted Cash	9	6	13	55	—	21	4	22	156
Adjusted Net Debt	$2,215	$2,361	$2,408	$2,111	$2,214	$2,185	$2,292	$2,500	$2,545
(1) Includes current portion
(2) On January 1, 2022, the Company adopted Accounting Standards Update (ASU) 2020-06 - Accounting for Convertible Instruments and Contracts in an Entity's Own Equity and upon adoption long-term debt increased by $82MM (See Note 12 - Long-Term Debt in the Notes to the Audited Consolidated Financial Statements in Item 8 of CNX’s December 31, 2022 Form 10-K for additional information). As this adjustment was recorded on a prospective basis, Management believes that presenting investors with the net debt on a historical basis would be beneficial.

Adjusted TTM EBITDAX: EBITDAX over the trailing-twelve-months after adjusting for the discrete items listed below.
	Three Months Ended				Twelve Months Ended
(Dollars in millions)	30-Sep-25	31-Dec-25	31-Mar-26	30-Jun-26	30-Jun-26
Net Income	$202	$196	$348	$203	$949
Interest Expense	43	42	41	39	165
Income Tax Expense	64	28	80	34	206
Earnings Before Interest & Taxes (EBIT)	309	266	469	276	1,320
Depreciation, Depletion & Amortization	149	145	135	136	565
Exploration Expense	2	5	4	3	14
Earnings Before Interest, Taxes, DD&A, and Exploration (EBITDAX)	460	416	608	415	1,899
Adjustments:
Unrealized Gain on Commodity Derivative Instruments	(110)	(130)	(226)	(131)	(597)
Gain on Non-Core Asset Sale	(57)	—	—	—	(57)
Stock Based Compensation	5	5	6	6	22
Loss on Debt Extinguishment	—	1	12	—	13
Total Pre-tax Adjustments	(162)	(124)	(208)	(125)	(619)
Adjusted EBITDAX TTM	$298	$292	$400	$290	$1,280

Non-GAAP Measures

The Company's management believes that the following measures provide useful information to external users of the Company's consolidated financial statements, such as industry analysts, lenders and ratings agencies. Free cash flow should not be considered as alternatives to net cash provided by operating activities or any other measure of liquidity presented in accordance with GAAP.

Free Cash Flow (FCF): Net cash provided by operating activities minus capital expenditures plus proceeds from asset sales and minus investments in equity affiliates.

2026 Free Cash Flow
(Dollars in millions)	Q2-2026	Q1-2026
Net Cash Provided by Operating Activities	$280	$278
Capital Expenditures	(142)	(170)
Proceeds from Asset Sales	—	32
Investments in Equity Affiliates	—	(1)
Free Cash Flow	$138	$139

2025 Free Cash Flow
(Dollars in millions)	Q4-2025	Q3-2025	Q2-2025	Q1-2025	YTD-2025
Net Cash Provided by Operating Activities	$296	$234	$283	$216	$1,029
Capital Expenditures	(174)	(76)	(114)	(131)	(495)
Proceeds from Asset Sales	3	68	21	16	108
Investments in Equity Affiliates	7	—	(2)	(1)	4
Free Cash Flow	$132	$226	$188	$100	$646

2024 Free Cash Flow
(Dollars in millions)	Q4-2024	Q3-2024	Q2-2024	Q1-2024	YTD-2024
Net Cash Provided by Operating Activities	$269	$170	$192	$185	$816
Capital Expenditures	(105)	(115)	(152)	(168)	(540)
Proceeds from Asset Sales	37	8	7	8	60
Investments in Equity Affiliates	(2)	(3)	—	—	(5)
Free Cash Flow	$199	$60	$47	$25	$331

2023 Free Cash Flow
(Dollars in millions)	Q4-2023	Q3-2023	Q2-2023	Q1-2023	YTD-2023
Net Cash Provided by Operating Activities	$161	$206	$199	$248	$814
Capital Expenditures	(107)	(206)	(196)	(170)	(679)
Proceeds from Asset Sales	8	19	132	11	170
Free Cash Flow	$62	$19	$135	$89	$305

2022 Free Cash Flow
(Dollars in millions)	Q4-2022	Q3-2022	Q2-2022	Q1-2022	YTD-2022
Net Cash Provided by Operating Activities	$442	$265	$192	$336	$1,235
Capital Expenditures	(173)	(134)	(137)	(122)	(566)
Proceeds from Asset Sales	7	4	7	20	38
Free Cash Flow	$276	$135	$62	$234	$707

2021 Free Cash Flow
(Dollars in millions)	Q4-2021	Q3-2021	Q2-2021	Q1-2021	YTD-2021
Net Cash Provided by Operating Activities	$254	$215	$239	$219	$927
Capital Expenditures	(117)	(97)	(129)	(123)	(466)
Proceeds from Asset Sales	21	12	7	5	45
Free Cash Flow	$158	$130	$117	$101	$506

2020 Free Cash Flow
(Dollars in millions)	Q4-2020	Q3-2020	Q2-2020	Q1-2020	YTD-2020
Net Cash Provided by Operating Activities	$161	$223	$144	$267	$795
Capital Expenditures	(92)	(108)	(135)	(152)	(487)
Proceeds from Asset Sales	16	6	12	14	48
Free Cash Flow	$85	$121	$21	$129	$356

Risk Factors

This presentation, including the oral statements made in connection herewith, contains forward-looking statements estimates and projections within the meaning of the federal securities laws. Statements that are not historical are forward-looking and may include our operational and strategic plans; estimates of gas reserves and resources; projected timing and rates of return of future investments; and projections and estimates of future production revenues, income and capital spending. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those statements estimates and projections. Investors should not place undue reliance on forward-looking statements as a prediction of future actual results. The forward-looking statements in this presentation speak only as of the date of this presentation; we disclaim any obligation to update the statements, and we caution you not to rely on them unduly.

Specific factors that could cause future actual results to differ materially from the forward-looking statements are described in detail under the captions “Cautionary Statement Regarding Forward-looking Statements” and “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the Securities and Exchange Commission (SEC) on February 10, 2026, as supplemented by our quarterly reports on Form 10-Q, and any other reports filed with the SEC. Those risk factors discuss, among other matters, pricing volatility or pricing decline for natural gas and NGLs; local, regional and national economic conditions and the impact they may have on our customers; events beyond our control, including a global or domestic health crisis or global instability; our operations and national and global economic conditions, generally; conditions in the oil and gas industry; the financial condition of our customers; any nonperformance by customers of their contractual obligations; changes in customer, employee or supplier relationships; ability to quality for environmental attribute credits and the volatility of environmental attribute markets; and changes in safety, health, environmental and other regulations.